KKR & Co. L.P. Reports Third Quarter 2017 Results
_________________________________________________________________________________________________________________________________________________________________________
NEW YORK, October 26, 2017 - KKR & Co. L.P. (NYSE: KKR) today reported its third quarter 2017 results.

GAAP net income (loss) attributable to KKR & Co. L.P. common unitholders was $153.6 million and $818.6 million for the quarter and nine months ended September 30, 2017, respectively. On a diluted basis, net income (loss) per common unit was $0.30 and $1.63 for the quarter and nine months ended September 30, 2017, respectively. GAAP KKR & Co. L.P. Capital - Common Unitholders equity was $6.4 billion (1) as of September 30, 2017, or $13.49, per outstanding common unit.

After-tax Economic Net Income (Loss) and After-tax Economic Net Income (Loss) per adjusted unit were $308.4 million and $0.36, respectively, for the quarter ended September 30, 2017. After-tax Distributable Earnings and After-tax Distributable Earnings per adjusted unit eligible for distribution were $464.5 million and $0.57, respectively, for the quarter ended September 30, 2017.

After-tax Economic Net Income (Loss) and After-tax Economic Net Income (Loss) per adjusted unit were $1,610.8 million and $1.90, respectively, for the nine months ended September 30, 2017. After-tax Distributable Earnings and After-tax Distributable Earnings per adjusted unit eligible for distribution were $1,132.8 million and $1.39, respectively, for the nine months ended September 30, 2017.

Highlights

•	Monetization activity in Private Markets drove After-tax Distributable Earnings of $464.5 million, or $0.57 per adjusted unit eligible for distribution, for the third quarter of 2017

•	Book value was $11.2 billion as of September 30, 2017 or $13.80 per outstanding adjusted unit

•
As of September 30, 2017, Assets Under Management (“AUM”) and Fee Paying Assets Under Management (“FPAUM”) were $153 billion and $114 billion, respectively, up 17% and 22%, respectively, compared to September 30, 2016. New fee paying capital raised exceeded $37 billion over the past 12 months on an organic basis

•
In the quarter, KKR closed on two strategic investor partnerships, which includes total commitments of $7 billion, a portion of which was included in our AUM and FPAUM as of June 30, 2017. Both strategic investor partnerships include recycling provisions and have expected lives greater than 20 years

•	KKR's regular distribution per common unit of $0.17 was declared for the quarter ended September 30, 2017

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“Continued strong operating fundamentals across the firm were evidenced by double-digit growth year-to-date across our Management Fees, Fee Related Earnings, Economic Net Income and Book Value,” said Henry R. Kravis and George R. Roberts, Co-Chairmen and Co-Chief Executive Officers of KKR.  “Additionally, with the closing of two new strategic investor partnerships in the quarter and continued fundraising momentum, our Assets Under Management and Fee Paying Assets Under Management have increased 17% and 22%, respectively, year-over-year.”

Note: Certain financial measures, including economic net income ("ENI"), After-tax ENI, After-tax distributable earnings, book value, adjusted units and outstanding adjusted units, are not presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Exhibits C and D for a reconciliation of such measures to financial results prepared in accordance with GAAP.

(1) GAAP KKR & Co. L.P. Capital - Common Unitholders equity represents only that portion of the business held by KKR & Co. L.P. and does not include the economic interests that are held by KKR Holdings L.P. Our reportable segments are presented prior to giving effect to the allocation of ownership interests between KKR & Co. L.P. and KKR Holdings L.P. and as such represent the business in total.

GAAP RESULTS COMMENTARY
Fees and Other
Fees and Other were $692.9 million for the quarter ended September 30, 2017 compared to $687.1 million for the quarter ended September 30, 2016. The increase was primarily due to higher transaction fees primarily in our Capital Markets and Private Markets segments and an increase in management fees in our Private Markets segment, partially offset by decreases in carried interest gains primarily reflecting a lower level of appreciation in the value of our private equity portfolio as compared to the comparable prior period.
Fees and Other were $2,340.6 million for the nine months ended September 30, 2017 compared to $1,426.6 million for the nine months ended September 30, 2016. The increase was primarily due to higher levels of carried interest gains in the current period as well as higher level of transaction fees primarily in our Capital Markets and Private Markets segments.
Expenses
Total expenses were $530.2 million for the quarter ended September 30, 2017 compared to $511.1 million for the quarter ended September 30, 2016. The increase was primarily due to increased cash compensation and benefits in connection with a higher level of fees, partially offset by a lower level of performance income compensation reflecting a lower level of appreciation in the value of our private equity portfolio as compared to the comparable prior period.
Total expenses were $1,700.0 million for the nine months ended September 30, 2017 compared to $1,242.7 million for the nine months ended September 30, 2016. The increase was primarily due to a higher level of performance income compensation reflecting a higher level of appreciation in the value of our private equity and credit portfolios in the 2017 period as well as increased cash compensation and benefits.
Total Investment Income (Loss)
Total investment income (loss) was $234.7 million for the quarter ended September 30, 2017 compared to $809.6 million for the quarter ended September 30, 2016. The decrease was primarily due to a lower level of net gains in our private equity portfolio as compared to the prior period as well as net losses in certain consolidated credit funds in the current period.

Total investment income (loss) was $1,482.2 million for the nine months ended September 30, 2017 compared to $322.5 million for the nine months ended September 30, 2016. The increase was primarily due to an increase in the value of KKR's private equity and credit portfolios.
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders was $153.6 million for the quarter ended September 30, 2017 compared to $352.2 million for the quarter ended September 30, 2016. The decrease was primarily due to the lower level of investment income and carried interest gains as described above.

Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders was $818.6 million for the nine months ended September 30, 2017 compared to $116.1 million for the nine months ended September 30, 2016. The increase was primarily due to the drivers of investment income and carried interest gains, partially offset by higher expenses, as described above.
TOTAL REPORTABLE SEGMENTS RESULTS COMMENTARY
Segment Revenues
Total segment revenues for the quarter ended September 30, 2017 were $769.7 million, compared to total segment revenues of $1,031.5 million in the comparable period of 2016. The decrease was primarily attributable to lower net investment income and a lower level of carried interest gains. These decreases were partially offset by (i) an increase in transaction fees in our Capital Markets and Private Markets segments and (ii) an increase in management fees in our Private Markets segment. The lower level of investment income and carried interest gains was primarily due to a lower level of net appreciation in KKR's private equity portfolio in the third quarter of 2017. The increase in transaction fees was driven largely by an increase in both the number and size of capital markets transactions in the current quarter. The increase in management fees was primarily attributable to the closing of two flagship private equity funds in 2017, resulting in higher management fees compared to the 2016 period. For the quarter ended September 30, 2017, KKR's private equity portfolio appreciated 3.9%.
Total segment revenues for the nine months ended September 30, 2017 were $3,057.5 million, compared to total segment revenues of $1,200.9 million in the comparable period of 2016. The increase was primarily driven by increases in investment income, performance income and fees. The increase in investment income and performance income was driven largely by higher appreciation in KKR's private equity and certain of our alternative credit portfolios. The increase in fees was driven primarily by an increase in transaction fees in our Capital Markets and Private Markets segments and an increase in management fees in our Private Markets and Public Markets segments. For the nine months ended September 30, 2017, KKR's private equity portfolio appreciated 15.9%.

Economic Net Income
ENI was $395.0 million for the quarter ended September 30, 2017 compared to ENI of $669.3 million for the quarter ended September 30, 2016. The decrease was primarily attributable to lower total segment revenues as described above.
ENI was $1,893.8 million for the nine months ended September 30, 2017 compared to ENI of $411.2 million for the nine months ended September 30, 2016. The increase was primarily attributable to higher total segment revenues as described above.
AUM and FPAUM
AUM was $153.3 billion as of September 30, 2017, an increase of $4.8 billion, compared to AUM of $148.5 billion as of June 30, 2017. The increase was primarily driven by new capital raised and an increase in value in our private equity and credit strategies. These increases were partially offset by distributions to limited partners of our private equity funds arising from realizations and distributions made in our Public Markets segment.
FPAUM was $113.7 billion as of September 30, 2017, an increase of $1.1 billion, compared to FPAUM of $112.6 billion as of June 30, 2017. The increase was primarily attributable to new capital raised in our Public Markets and Private Markets segments. These increases were partially offset by distributions in our Public Markets segment and distributions to limited partners of our private equity funds arising from realizations.
DISTRIBUTIONS AND OTHER
A distribution of $0.17 per common unit has been declared, which will be paid on November 21, 2017 to holders of record of common units as of the close of business on November 6, 2017. Under KKR's current distribution policy, KKR intends to make equal quarterly distributions of $0.17 per unit to holders of its common units.
A distribution of $0.421875 per Series A Preferred Unit has been declared and set aside for payment on December 15, 2017 to holders of record of Series A Preferred Units as of the close of business on December 1, 2017. A distribution of $0.406250 per Series B Preferred Unit has been declared and set aside for payment on December 15, 2017 to holders of record of Series B Preferred Units as of the close of business on December 1, 2017.
The declaration and payment of any future distributions on preferred or common units are subject to the discretion of the board of directors of the general partner of KKR & Co. L.P. and the terms of its limited partnership agreement. There can be no assurance that future distributions will be made as intended or at all, that unitholders will receive sufficient distributions to satisfy payment of their tax liabilities as limited partners of KKR or that any particular distribution policy for common units will be maintained.
Since October 27, 2015, KKR has authorized a total of $750 million to repurchase its common units, of which $459 million has been spent to repurchase 31.7 million common units as of October 23, 2017. On October 3, 2017, KKR canceled equity awards representing 1.0 million common units to satisfy tax obligations of $20 million in connection with their vesting, bringing cumulative cancellations of equity awards representing 8.2 million common units to satisfy tax obligations of $137 million. In total, 39.9 million common units have been retired on a fully-diluted basis since October 27, 2015. Common units may be repurchased from time to time in open market transactions, in privately negotiated transactions or otherwise.
CONFERENCE CALL
A conference call to discuss KKR's financial results will be held on Thursday, October 26, 2017 at 10:00 a.m. ET. The conference call may be accessed by dialing (877) 303-2917 (U.S. callers) or +1 (253) 237-1135 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Center section of KKR's website at http://ir.kkr.com/kkr_ir/kkr_events.cfm. A replay of the live broadcast will be available on KKR's website or by dialing (855) 859-2056 (U.S. callers) or +1 (404) 537-3406 (non-U.S. callers), pass code 89038931, beginning approximately two hours after the broadcast.
A slide presentation containing supplemental commentary about KKR's financial results for the fiscal quarter ended September 30, 2017 may be accessed through the Investor Center of the KKR website at http://ir.kkr.com/kkr_ir/kkr_events.cfm. The presentation will be referenced on the conference call discussed above.
From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Center for KKR & Co. L.P. at http://ir.kkr.com/kkr_ir/kkr_events.cfm. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email address at the “Email Alerts” area of the Investor Center on the website.

ABOUT KKR
KKR is a leading global investment firm that manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate, credit and, through its strategic partners, hedge funds. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR portfolio companies. KKR invests its own capital alongside its partners' capital and provides financing solutions and investment opportunities through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. L.P. (NYSE: KKR), please visit KKR's website at www.kkr.com and on Twitter @KKR_Co.
FORWARD-LOOKING STATEMENTS
This release contains certain forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including the statements with respect to the declaration and payment of distributions in future quarters and the timing, manner and volume of repurchase of common units pursuant to its repurchase program. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations, including but not limited to AUM, FPAUM, ENI, after-tax ENI, after-tax distributable earnings, capital invested, syndicated capital, uncalled commitments, cash and short-term investments, fee related earnings, fee and yield segment EBITDA, core interest expense and book value, may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: the volatility of the capital markets; failure to realize the benefits of or changes in KKR’s business strategies including the ability to realize the anticipated synergies from acquisitions, strategic partnerships or other transactions; availability, terms and deployment of capital; availability of qualified personnel and expense of recruiting and retaining such personnel; changes in the asset management industry, interest rates or the general economy; underperformance of KKR's investments and decreased ability to raise funds; and the degree and nature of KKR’s competition. All forward looking statements speak only as of the date hereof. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. In addition, KKR’s business strategy is focused on the long term and financial results are subject to significant volatility. Additional information about factors affecting KKR is available in KKR & Co. L.P.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 24, 2017, quarterly reports on Form 10-Q for subsequent quarters and other filings with the SEC, which are available at www.sec.gov.
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CONTACT INFORMATION
Investor Relations:
Kohlberg Kravis Roberts & Co. L.P.
Craig Larson
Tel: +1-877-610-4910 (U.S.) / +1-212-230-9410
investor-relations@kkr.com

Media:
Kohlberg Kravis Roberts & Co. L.P.
Kristi Huller
Tel: +1-212-750-8300
media@kkr.com

KKR
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS - UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	Quarter Ended		Nine Months Ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Revenues
Fees and Other	$692,877	$687,056	$2,340,617	$1,426,618
Expenses
Compensation and Benefits	368,513	358,161	1,234,317	780,062
Occupancy and Related Charges	15,267	16,405	44,150	49,159
General, Administrative and Other	146,467	136,551	421,522	413,437
Total Expenses	530,247	511,117	1,699,989	1,242,658
Investment Income (Loss)
Net Gains (Losses) from Investment Activities	108,779	735,144	1,085,655	9,089
Dividend Income	20,774	73,105	100,144	167,987
Interest Income	317,134	256,505	893,832	753,194
Interest Expense	(211,959)	(255,105)	(597,403)	(607,812)
Total Investment Income (Loss)	234,728	809,649	1,482,228	322,458

Income (Loss) Before Taxes	397,358	985,588	2,122,856	506,418

Income Tax (Benefit)	18,420	10,826	77,500	18,761

Net Income (Loss)	378,938	974,762	2,045,356	487,657

Net Income (Loss) Attributable to
Redeemable Noncontrolling Interests	20,876	3,121	64,196	4,616
Net Income (Loss) Attributable to
Noncontrolling Interests	196,158	611,288	1,137,585	353,044

Net Income (Loss) Attributable to KKR & Co. L.P.	161,904	360,353	843,575	129,997

Net Income (Loss) Attributable to Series A Preferred Unitholders	5,822	5,822	17,466	11,515
Net Income (Loss) Attributable to Series B Preferred Unitholders	2,519	2,379	7,557	2,379

Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$153,563	$352,152	$818,552	$116,103

Net Income (Loss) Attributable to KKR & Co. L.P. Per Common Unit
Basic	$0.33	$0.79	$1.76	$0.26
Diluted (1)	$0.30	$0.73	$1.63	$0.24
Weighted Average Common Units Outstanding
Basic	471,758,886	445,989,300	463,941,084	448,149,747
Diluted (1)	506,873,177	479,975,675	501,615,635	483,134,985

(1) KKR Holdings L.P. units have been excluded from the calculation of diluted earnings per common unit since the exchange of these units would not dilute KKR’s respective ownership interests in the KKR Group Partnerships.

KKR
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS - UNAUDITED)
(Amounts in thousands, except per common unit amounts)

	As of
	September 30, 2017	December 31, 2016

Assets
Cash and Cash Equivalents	$2,436,566	$2,508,902
Investments	37,251,837	31,409,765
Other Assets	4,617,236	5,084,230
Total Assets	44,305,639	39,002,897

Liabilities and Equity
Debt Obligations	20,290,714	18,544,075
Other Liabilities	4,149,491	3,340,739
Total Liabilities	24,440,205	21,884,814

Redeemable Noncontrolling Interests	570,134	632,348

Equity
Series A Preferred Units	332,988	332,988
Series B Preferred Units	149,566	149,566
KKR & Co. L.P. Capital - Common Unitholders	6,380,654	5,457,279
Noncontrolling Interests	12,432,092	10,545,902
Total Equity	19,295,300	16,485,735
Total Liabilities and Equity	$44,305,639	$39,002,897

KKR & Co. L.P. Capital Per Outstanding Common Unit - Basic	$13.49	$12.06

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except unit and per unit amounts)

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$232,954	$229,569	$201,508	$670,807	$599,725
Monitoring Fees	14,342	30,510	11,091	58,072	52,126
Transaction Fees	179,167	156,465	111,354	578,667	276,003
Fee Credits	(70,747)	(51,384)	(47,392)	(211,148)	(109,272)
Total Management, Monitoring and Transaction Fees, Net	355,716	365,160	276,561	1,096,398	818,582
Performance Income (Loss)
Realized Incentive Fees	4,074	2,624	3,659	8,384	9,897
Realized Carried Interest	419,438	264,668	350,469	890,310	753,032
Unrealized Carried Interest	(59,638)	296,719	70,351	377,707	(134,756)
Total Performance Income (Loss)	363,874	564,011	424,479	1,276,401	628,173
Investment Income (Loss)
Net Realized Gains (Losses)	76,053	7,180	170,078	162,684	370,594
Net Unrealized Gains (Losses)	(50,902)	307,977	136,740	461,111	(725,699)
Total Realized and Unrealized	25,151	315,157	306,818	623,795	(355,105)
Interest Income and Dividends	70,557	67,836	71,185	195,275	253,756
Interest Expense	(45,613)	(47,026)	(47,506)	(134,348)	(144,497)
Net Interest and Dividends	24,944	20,810	23,679	60,927	109,259
Total Investment Income (Loss)	50,095	335,967	330,497	684,722	(245,846)
Total Segment Revenues	769,685	1,265,138	1,031,537	3,057,521	1,200,909
Segment Expenses
Compensation and Benefits
Cash Compensation and Benefits	130,621	135,522	101,967	405,578	299,756
Realized Performance Income Compensation	177,705	111,917	159,151	377,689	322,671
Unrealized Performance Income Compensation	(19,826)	119,774	29,393	157,162	(48,724)
Total Compensation and Benefits	288,500	367,213	290,511	940,429	573,703
Occupancy and Related Charges	14,672	13,407	15,877	42,448	47,486
Other Operating Expenses	70,517	53,069	55,123	177,084	166,542
Total Segment Expenses	373,689	433,689	361,511	1,159,961	787,731
Income (Loss) attributable to noncontrolling interests	1,046	1,180	760	3,810	2,002
Economic Net Income (Loss)	394,950	830,269	669,266	1,893,750	411,176
Equity-based Compensation	54,921	44,976	50,270	149,840	148,257
Pre-tax Economic Net Income (Loss)	340,029	785,293	618,996	1,743,910	262,919
Provision for Income Tax (Benefit)	23,317	24,408	12,611	108,050	12,617
Preferred Distributions	8,341	8,341	8,201	25,023	13,894
After-tax Economic Net Income (Loss)	$308,371	$752,544	$598,184	$1,610,837	$236,408

After-tax Economic Net Income (Loss) Per Adjusted Unit	$0.36	$0.89	$0.71	$1.90	$0.28
Weighted Average Adjusted Units (Fully Diluted Basis)	848,087,704	847,650,747	837,504,674	848,332,124	841,988,454

Other Operating Measures:
Fee Related Earnings (1)	$191,880	$214,357	$142,253	$628,226	$421,012
After-tax Distributable Earnings (2)	$464,454	$321,922	$461,498	$1,132,843	$1,137,822

Assets Under Management	$153,339,500	$148,483,000	$131,101,800	$153,339,500	$131,101,800
Fee Paying Assets Under Management	$113,723,000	$112,646,200	$93,153,800	$113,723,000	$93,153,800
Capital Invested and Syndicated Capital	$5,144,800	$5,369,400	$4,392,000	$17,073,300	$9,738,200
Uncalled Commitments	$47,250,500	$42,551,600	$38,267,300	$47,250,500	$38,267,300

Note: See "Notes to Reportable Segments" for more information about certain non-GAAP financial measures and Exhibits C and D for a reconciliation of such measures to the financial results presented in accordance with GAAP.
(1) See Exhibit A "Other Financial Information" for the definition and calculation of Fee Related Earnings.
(2) See page 8 for the calculation of After-tax Distributable Earnings.

KKR
CALCULATION OF DISTRIBUTABLE SEGMENT REVENUES (UNAUDITED) (1)
(Amounts in thousands)

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Distributable Segment Revenues
Fees and Other, Net
Management Fees	$232,954	$229,569	$201,508	$670,807	$599,725
Monitoring Fees	14,342	30,510	11,091	58,072	52,126
Transaction Fees	179,167	156,465	111,354	578,667	276,003
Fee Credits	(70,747)	(51,384)	(47,392)	(211,148)	(109,272)
Total Fees and Other, Net	355,716	365,160	276,561	1,096,398	818,582

Realized Performance Income (Loss)
Incentive Fees	4,074	2,624	3,659	8,384	9,897
Carried Interest	419,438	264,668	350,469	890,310	753,032
Total Realized Performance Income (Loss)	423,512	267,292	354,128	898,694	762,929

Realized Investment Income (Loss)
Net Realized Gains (Losses)	76,053	7,180	170,078	162,684	370,594
Interest Income and Dividends	70,557	67,836	71,185	195,275	253,756
Interest Expense	(45,613)	(47,026)	(47,506)	(134,348)	(144,497)
Total Realized Investment Income (Loss)	100,997	27,990	193,757	223,611	479,853
Total Distributable Segment Revenues	$880,225	$660,442	$824,446	$2,218,703	$2,061,364

CALCULATION OF DISTRIBUTABLE SEGMENT EXPENSES (UNAUDITED) (1)
(Amounts in thousands)

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Distributable Segment Expenses
Compensation and Benefits
Cash Compensation and Benefits	130,621	135,522	101,967	405,578	299,756
Performance Income Compensation	177,705	111,917	159,151	377,689	322,671
Total Compensation and Benefits	308,326	247,439	261,118	783,267	622,427
Occupancy and Related Charges	14,672	13,407	15,877	42,448	47,486
Other Operating Expenses	70,517	53,069	55,123	177,084	166,542
Total Distributable Segment Expenses	$393,515	$313,915	$332,118	$1,002,799	$836,455

CALCULATION OF AFTER-TAX DISTRIBUTABLE EARNINGS (UNAUDITED) (1)
(Amounts in thousands, except per unit amounts)

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
After-tax Distributable Earnings
Distributable Segment Revenues	880,225	660,442	824,446	2,218,703	2,061,364
Distributable Segment Expenses	393,515	313,915	332,118	1,002,799	836,455
Income (Loss) Attributable to Noncontrolling Interests	1,046	1,180	760	3,810	2,002
Income Taxes Paid	12,869	15,084	21,869	54,228	71,191
Preferred Distributions	8,341	8,341	8,201	25,023	13,894
After-tax Distributable Earnings	$464,454	$321,922	$461,498	$1,132,843	$1,137,822

Per Adjusted Unit Eligible for Distribution	$0.57	$0.39	$0.57	$1.39	$1.41

(1) See Exhibit C for reconciliations of (i) Fees and other (GAAP basis) to Total Distributable Segment Revenues, (ii) Total Expenses (GAAP basis) to Total Distributable Segment Expenses and (iii) Net Income (Loss) attributable to KKR & Co. L.P. common unitholders (GAAP basis) to After-tax Distributable Earnings. See Exhibit D for a reconciliation of GAAP Common Units Outstanding to Adjusted Units Eligible for Distribution.

KKR
SCHEDULE OF SEGMENT REVENUES AND OTHER SELECTED FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)

PRIVATE MARKETS

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$153,841	$142,253	$117,795	$419,606	$354,376
Monitoring Fees	14,342	30,510	11,091	58,072	52,126
Transaction Fees	82,258	37,252	53,223	237,392	114,021
Fee Credits	(59,854)	(31,750)	(37,127)	(177,254)	(93,042)
Total Management, Monitoring and Transaction Fees, Net	190,587	178,265	144,982	537,816	427,481
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	419,438	264,668	350,469	890,310	749,194
Unrealized Carried Interest	(96,571)	279,010	53,339	305,945	(131,386)
Total Performance Income (Loss)	322,867	543,678	403,808	1,196,255	617,808
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$513,454	$721,943	$548,790	$1,734,071	$1,045,289

Assets Under Management	$87,609,800	$84,984,000	$75,181,600	$87,609,800	$75,181,600
Fee Paying Assets Under Management	$61,706,500	$62,008,900	$44,010,300	$61,706,500	$44,010,300
Capital Invested	$2,972,300	$3,623,300	$2,370,600	$11,079,800	$5,475,300
Uncalled Commitments	$39,421,900	$35,792,900	$31,839,100	$39,421,900	$31,839,100

PUBLIC MARKETS

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees (1)	$79,113	$87,316	$83,713	$251,201	$245,349
Monitoring Fees	—	—	—	—	—
Transaction Fees	11,469	25,515	10,748	41,040	17,768
Fee Credits	(10,893)	(19,634)	(10,265)	(33,894)	(16,230)
Total Management, Monitoring and Transaction Fees, Net	79,689	93,197	84,196	258,347	246,887
Performance Income (Loss)
Realized Incentive Fees	4,074	2,624	3,659	8,384	9,897
Realized Carried Interest	—	—	—	—	3,838
Unrealized Carried Interest	36,933	17,709	17,012	71,762	(3,370)
Total Performance Income (Loss)	41,007	20,333	20,671	80,146	10,365
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$120,696	$113,530	$104,867	$338,493	$257,252

Assets Under Management	$65,729,700	$63,499,000	$55,920,200	$65,729,700	$55,920,200
Fee Paying Assets Under Management	$52,016,500	$50,637,300	$49,143,500	$52,016,500	$49,143,500
Capital Invested	$1,639,200	$1,293,100	$1,484,400	$3,825,900	$3,049,400
Uncalled Commitments	$7,828,600	$6,758,700	$6,428,200	$7,828,600	$6,428,200

(1) KKR reflects its allocation of the net income of PAAMCO Prisma as management fees and realized incentive fees.  Accordingly, the management fees and other revenues and expenses of Prisma that had been reported on a gross basis prior to the closing of the transaction on June 1, 2017 are reported on a net basis as part of our allocation of the net income of PAAMCO Prisma after June 1, 2017.

KKR
SCHEDULE OF SEGMENT REVENUES AND OTHER SELECTED FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)

CAPITAL MARKETS

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$—	$—	$—	$—	$—
Monitoring Fees	—	—	—	—	—
Transaction Fees	85,440	93,698	47,383	300,235	144,214
Fee Credits	—	—	—	—	—
Total Management, Monitoring and Transaction Fees, Net	85,440	93,698	47,383	300,235	144,214
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	—	—	—	—	—
Unrealized Carried Interest	—	—	—	—	—
Total Performance Income (Loss)	—	—	—	—	—
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$85,440	$93,698	$47,383	$300,235	$144,214

Syndicated Capital	$533,300	$453,000	$537,000	$2,167,600	$1,213,500

PRINCIPAL ACTIVITIES

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$—	$—	$—	$—	$—
Monitoring Fees	—	—	—	—	—
Transaction Fees	—	—	—	—	—
Fee Credits	—	—	—	—	—
Total Management, Monitoring and Transaction Fees, Net	—	—	—	—	—
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	—	—	—	—	—
Unrealized Carried Interest	—	—	—	—	—
Total Performance Income (Loss)	—	—	—	—	—
Investment Income (Loss)
Net Realized Gains (Losses)	76,053	7,180	170,078	162,684	370,594
Net Unrealized Gains (Losses)	(50,902)	307,977	136,740	461,111	(725,699)
Total Realized and Unrealized	25,151	315,157	306,818	623,795	(355,105)
Interest Income and Dividends	70,557	67,836	71,185	195,275	253,756
Interest Expense	(45,613)	(47,026)	(47,506)	(134,348)	(144,497)
Net Interest and Dividends	24,944	20,810	23,679	60,927	109,259
Total Investment Income (Loss)	50,095	335,967	330,497	684,722	(245,846)
Total Segment Revenues	$50,095	$335,967	$330,497	$684,722	$(245,846)

KKR
BALANCE SHEET
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except per unit amounts)

	As of
	September 30, 2017		December 31, 2016
Cash and Short-term Investments	$3,623,773		$3,387,673
Investments	8,123,514	(1)	6,958,873
Unrealized Carry	1,474,693	(2)	1,213,692	(2)
Other Assets	1,964,794		1,611,678
Corporate Real Estate	161,225		161,225
Total Assets	$15,347,999		$13,333,141

Debt Obligations - KKR (ex-KFN)	$2,000,000		$2,000,000
Debt Obligations - KFN	639,767		398,560
Preferred Shares - KFN	373,750		373,750
Other Liabilities	596,079		244,676
Total Liabilities	3,609,596		3,016,986

Noncontrolling Interests	20,849		19,564
Preferred Units	500,000		500,000

Book Value	$11,217,554		$9,796,591

Book Value Per Outstanding Adjusted Unit (3)	$13.80		$12.15

	Last Twelve Months Ended
	September 30, 2017		December 31, 2016

Return on Equity (After-tax Economic Net Income (Loss) ) (4)	19%		6%

Return on Equity (After-tax Distributable Earnings) (5)	15%		16%

Note: As of September 30, 2017, KKR had a $1.0 billion revolving credit facility, which was undrawn. In addition, KKR has $1.3 billion in revolving credit facilities for use in its capital markets business, which were undrawn as of September 30, 2017. As of September 30, 2017, KKR’s portion of total uncalled commitments to its investment funds was $2.9 billion. See Exhibit B for details.

(1) See schedule of investments that follows on the next page.

(2) The following table provides unrealized carry by segment:

	As of
	September 30, 2017	December 31, 2016
Private Markets	$1,347,729	$1,141,610
Public Markets	126,964	72,082
Total	$1,474,693	$1,213,692

(3) See reconciliation in Exhibit D for calculation of Outstanding Adjusted Units.

(4) Return on Equity (After-tax Economic Net Income (Loss) ) measures the amount of after-tax economic net income generated as a percentage of capital invested in KKR’s business. Return on equity is calculated by dividing After-tax Economic Net Income (Loss) on a trailing twelve-month basis by the average book value during the period. We believe this measure is useful to unitholders as it provides a measure of the overall profitability of KKR’s businesses as a percentage of net assets in KKR's business.
(5) Return on Equity (After-tax Distributable Earnings) measures the amount of income excluding the impact of mark-to-market gain (losses) generated as a percentage of capital invested in KKR’s business. It is calculated by dividing after-tax distributable earnings on a trailing twelve-month basis by the average book value during the period. We believe this measure is useful to unitholders as it provides a measure of the overall profitability of KKR’s businesses, excluding the impact of mark-to-market gains (losses), as a percentage of net assets in KKR's business.

KKR
SCHEDULE OF INVESTMENTS (1)
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except percentage amounts)

As of September 30, 2017

Investments	Carrying Value

Private Equity Co-Investments and Other Equity	$2,697,619
Private Equity Funds	1,348,599
Private Equity Total	4,046,218

Energy	549,607
Real Estate	795,042
Infrastructure	370,318
Real Assets Total	1,714,967

Special Situations	820,148
Direct Lending	97,111
Mezzanine	39,052
Alternative Credit Total	956,311
CLOs	578,587
Liquid Credit	152,699
Specialty Finance	209,755
Credit Total	1,897,352

Other	464,977

Total Investments	$8,123,514

	As of September 30, 2017

Significant Investments: (3)	Carrying Value	Carrying Value as a Percentage of Total Investments
First Data Corporation	$1,279,098	15.7%
USI, Inc.	503,711	6.2%
KKR Real Estate Finance Trust Inc.	325,000	4.0%
PortAventura Entertainment S.A.	255,821	3.1%
Natural Gas Midstream Investment	209,728	2.6%
Total Significant Investments	2,573,358	31.6%

Other Investments	5,550,156	68.4%
Total Investments	$8,123,514	100.0%

(1) Investments is a term used solely for purposes of financial presentation of a portion of KKR’s balance sheet and includes majority ownership of subsidiaries that operate KKR’s asset management and broker-dealer businesses, including the general partner interests of KKR’s investment funds. Investments also include our ownership of $325.0 million in KKR Real Estate Finance Trust Inc. and $305.1 million of CLOs which are not held for investment purposes and held at cost.

(2) General partner commitments in our funds are included in the various asset classes shown above. Private Equity and Other Equity includes KKR private equity funds, co-investments alongside such KKR sponsored private equity funds, core private equity co-investments and other opportunistic investments. However, equity investments in other asset classes, such as real estate, special situations and energy appear in these other asset classes.  Other Credit consists of liquid credit and specialty finance strategies.

(3) The significant investments include the top five investments (other than investments expected to be syndicated or transferred in connection with new fundraising) based on their carrying values as of September 30, 2017. The carrying value figures include the co-investment and the limited partner and/or general partner interests held by KKR in the underlying investment, if applicable.

KKR
ASSETS UNDER MANAGEMENT (UNAUDITED)
(Amounts in thousands)

	Private Markets Segment		Public Markets Segment		Total Reportable Segments
Quarter Ended September 30, 2017
June 30, 2017	$84,984,000		$63,499,000		$148,483,000
New Capital Raised	4,287,200		3,392,200		7,679,400
Distributions	(3,798,300)		(1,832,900)	(2)	(5,631,200)
Change in Value	2,136,900		671,400		2,808,300
September 30, 2017	$87,609,800		$65,729,700		$153,339,500

Nine Months Ended September 30, 2017
December 31, 2016	$73,815,500		$55,740,200		$129,555,700
New Capital Raised	15,367,500		7,608,900		22,976,400
Impact of Other Transactions	—		3,811,400	(1)	3,811,400
Distributions and Other	(9,166,800)	(5)	(4,545,800)	(3)	(13,712,600)
Change in Value	7,593,600		3,115,000		10,708,600
September 30, 2017	$87,609,800		$65,729,700		$153,339,500

Trailing Twelve Months Ended September 30, 2017
September 30, 2016	$75,181,600		$55,920,200		$131,101,800
New Capital Raised	17,159,200		10,291,500		27,450,700
Impact of Other Transactions	—		3,811,400	(1)	3,811,400
Distributions and Other	(13,588,800)	(5)	(7,273,600)	(4)	(20,862,400)
Change in Value	8,857,800		2,980,200		11,838,000
September 30, 2017	$87,609,800		$65,729,700		$153,339,500

(1) Represents the impact of the PAAMCO Prisma transaction.
(2) Includes $559.5 million of redemptions by fund investors.
(3) Includes $2,029.6 million of redemptions by fund investors.
(4) Includes $3,549.4 million of redemptions by fund investors.
(5) Includes $774.8 million of expired commitments that are no longer eligible to be called.

KKR
FEE PAYING ASSETS UNDER MANAGEMENT (UNAUDITED)
(Amounts in thousands)

	Private Markets Segment	Public Markets Segment		Total Reportable Segments
Quarter Ended September 30, 2017
June 30, 2017	$62,008,900	$50,637,300		$112,646,200
New Capital Raised	1,202,900	2,950,000		4,152,900
Distributions	(1,968,700)	(2,311,600)	(2)	(4,280,300)
Change in Value	463,400	740,800		1,204,200
September 30, 2017	$61,706,500	$52,016,500		$113,723,000

Nine Months Ended September 30, 2017
December 31, 2016	$52,204,800	$49,268,600		$101,473,400
New Capital Raised	14,653,000	7,630,100		22,283,100
Impact of Other Transactions	—	(1,600,000)	(1)	(1,600,000)
Distributions	(3,719,400)	(5,824,200)	(3)	(9,543,600)
Net Changes in Fee Base of Certain Funds (5)	(2,418,800)	—		(2,418,800)
Change in Value	986,900	2,542,000		3,528,900
September 30, 2017	$61,706,500	$52,016,500		$113,723,000

Trailing Twelve Months Ended September 30, 2017
September 30, 2016	$44,010,300	$49,143,500		$93,153,800
New Capital Raised	26,893,500	10,808,300		37,701,800
Impact of Other Transactions	—	(1,600,000)	(1)	(1,600,000)
Distributions	(5,408,600)	(8,688,600)	(4)	(14,097,200)
Net Changes in Fee Base of Certain Funds (5)	(4,619,900)	—		(4,619,900)
Change in Value	831,200	2,353,300		3,184,500
September 30, 2017	$61,706,500	$52,016,500		$113,723,000

(1) Represents the impact of the PAAMCO Prisma transaction.
(2) Includes $559.5 million of redemptions by fund investors.
(3) Includes $2,029.6 million of redemptions by fund investors.
(4) Includes $3,549.4 million of redemptions by fund investors.
(5) Represents the impact of certain funds entering their post-investment period.

KKR
INVESTMENT VEHICLE SUMMARY (1) (UNAUDITED)
As of September 30, 2017
(Amounts in millions, except percentages)

	Investment Period		Amount
	Start Date	End Date	Commitment	Uncalled Commitments	Percentage Committed by General Partner	Invested	Realized	Remaining Cost	Remaining Fair Value
Private Markets

Private Equity and Growth Funds
Asian Fund III (2)	4/2017	4/2023	$9,000.0	$9,000.0	5.6%	$—	$—	$—	$—
Americas Fund XII (2)	1/2017	1/2023	13,500.0	13,500.0	7.2%	—	—	—	5.6
Health Care Strategic Growth (2)	12/2016	12/2021	1,214.9	1,214.9	12.3%	—	—	—	—
Next Generation Technology Growth (2)	3/2016	3/2021	658.9	431.3	22.5%	227.6	—	227.6	325.1
European Fund IV (2)	12/2014	12/2020	3,537.4	1,507.5	5.6%	2,059.6	29.2	2,038.7	2,629.8
Asian Fund II (2)	4/2013	4/2017	5,825.0	1,012.7	1.3%	5,782.0	1,469.1	4,749.0	7,070.8
North America Fund XI (2)	9/2012	1/2017	8,718.4	874.2	2.9%	9,268.2	4,344.4	6,743.5	11,525.2
China Growth Fund	11/2010	11/2016	1,010.0	—	1.0%	1,010.0	565.0	665.3	801.4
E2 Investors (Annex Fund)	8/2009	11/2013	195.8	—	4.9%	195.8	195.7	18.1	1.7
European Fund III	3/2008	3/2014	6,165.5	838.2	4.6%	5,327.3	6,989.1	2,029.3	3,427.6
Asian Fund	7/2007	4/2013	3,983.3	—	2.5%	3,945.9	7,681.6	813.8	917.2
2006 Fund	9/2006	9/2012	17,642.2	337.7	2.1%	17,304.5	26,586.4	4,957.8	6,960.9
European Fund II	11/2005	10/2008	5,750.8	—	2.1%	5,750.8	8,467.3	—	58.4
Millennium Fund	12/2002	12/2008	6,000.0	—	2.5%	6,000.0	13,305.4	444.9	610.6
Total Private Equity and Growth			83,202.2	28,716.5		56,871.7	69,633.2	22,688.0	34,334.3

Co-Investment Vehicles and Other (2)	Various	Various	6,674.1	1,830.0	Various	5,042.9	2,712.0	3,686.4	4,848.5

Total Private Equity and Growth			89,876.3	30,546.5		61,914.6	72,345.2	26,374.4	39,182.8

Real Assets
Energy Income and Growth Fund (2)	9/2013	9/2018	1,974.2	667.7	12.9%	1,336.5	284.1	1,072.6	1,132.7
Natural Resources Fund	Various	Various	887.4	2.8	Various	884.6	113.4	794.9	151.9
Global Energy Opportunities (2)	Various	Various	979.2	613.2	Various	405.5	59.0	291.0	315.0
Global Infrastructure Investors (2)	9/2011	10/2014	1,040.2	59.9	4.8%	1,011.3	844.8	604.2	775.9
Global Infrastructure Investors II (2)	10/2014	10/2020	3,045.4	1,820.2	4.1%	1,412.3	192.9	1,221.0	1,532.5
Real Estate Partners Americas (2)	5/2013	5/2017	1,229.1	363.3	16.3%	993.7	776.0	562.2	631.9
Real Estate Partners Americas II (2)	5/2017	(4)	782.7	782.7	19.2%	—	—	—	—
Real Estate Partners Europe (2)	9/2015	6/2020	721.2	594.7	9.2%	132.6	12.0	125.4	158.1
Real Estate Credit Opportunity Partners (2)	2/2017	2/2019	1,090.0	918.0	4.6%	172.0	—	172.0	184.4
Co-Investment Vehicles and Other	Various	Various	1,401.9	11.8	Various	1,390.1	511.9	1,387.7	1,799.8
Real Assets			13,151.3	5,834.3		7,738.6	2,794.1	6,231.0	6,682.2

Unallocated Commitments (5)			3,041.1	3,041.1	Various	—	—	—	—

Private Markets Total			106,068.7	39,421.9		69,653.2	75,139.3	32,605.4	45,865.0

Public Markets (3)
Special Situations Fund	12/2012	1/2016	2,274.3	42.7	11.6%	2,231.6	690.1	1,887.3	2,024.7
Special Situations Fund II	12/2014	3/2019	3,285.8	1,938.2	9.0%	1,347.6	—	1,347.6	1,320.1
Mezzanine Partners	3/2010	3/2015	1,022.8	100.9	4.4%	921.9	812.5	470.3	488.6
Lending Partners	12/2011	12/2014	460.2	54.9	15.2%	405.3	321.0	264.2	195.7
Lending Partners II	6/2014	6/2017	1,335.9	199.2	3.7%	1,136.7	258.9	1,116.2	1,158.6
Lending Partners III	4/2017	(4)	795.8	760.0	3.3%	35.8	—	35.8	41.9
Lending Partners Europe	3/2015	3/2019	847.6	523.5	5.0%	324.1	42.3	324.1	344.7
Other Alternative Credit Vehicles	Various	Various	6,336.0	2,809.2	Various	3,526.8	1,973.0	2,502.6	2,822.1
Unallocated Commitments (5)	Various	Various	1,400.0	1,400.0	Various	—	—	—	—

Public Markets Total			17,758.4	7,828.6		9,929.8	4,097.8	7,948.1	8,396.4

Grand Total			$123,827.1	$47,250.5		$79,583.0	$79,237.1	$40,553.5	$54,261.4

(1) Reflects investment vehicles for which KKR has the ability to earn carried interest and excludes open ended funds, managed accounts, CLOs and certain other investment vehicles where KKR earns an incentive fee.
(2) The “Invested” and “Realized” columns include the amounts of any realized investments that restored the unused capital commitments of the fund investors, if any.
(3) The "Commitment" and "Uncalled Commitments" columns include income that is eligible to be reinvested if permitted under the terms of the investment vehicle agreements.
(4) Three years from final closing date.
(5) Represents unallocated commitments from our strategic investor partnerships.

KKR
Notes to Reportable Segments (Unaudited)
The segment key performance measures that follow are used by management in making operating and resource deployment decisions as well as assessing the overall performance of each of KKR’s reportable business segments. The reportable segments for KKR’s business are presented prior to giving effect to the allocation of income (loss) between KKR & Co. L.P. and KKR Holdings L.P. and as such represent the business in total. In addition, KKR’s reportable segments are presented without giving effect to the consolidation of the funds that KKR manages.
KKR discloses the following financial measures in this earnings release that are calculated and presented using methodologies other than in accordance with GAAP. We believe that providing these performance measures on a supplemental basis to our GAAP results is helpful to unitholders in assessing the overall performance of KKR’s businesses. These financial measures should not be considered as a substitute for similar financial measures calculated in accordance with GAAP. We caution readers that these non-GAAP financial measures may differ from the calculations of other investment managers, and as a result, may not be comparable to similar measures presented by other investment managers. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included elsewhere within this earnings release.
Adjusted units are used as a measure of the total common equity ownership of KKR that is held by KKR & Co. L.P. (including equity awards issued under the KKR & Co. L.P. 2010 Equity Incentive Plan (the "Equity Incentive Plan"), but excluding preferred units), KKR Holdings and other holders of securities exchangeable into common units of KKR & Co. L.P. and represent the fully diluted common unit count using the if-converted method. We believe this measure is useful to unitholders as it provides an indication of the total common equity ownership of KKR as if all outstanding KKR Holdings units, equity awards issued under the Equity Incentive Plan and other exchangeable securities had been exchanged for common units of KKR & Co. L.P. The Series A and Series B Preferred Units are not exchangeable for common units of KKR & Co. L.P.
Adjusted units eligible for distribution represents the portion of total adjusted units that is eligible to receive a distribution. We believe this measure is useful to unitholders as it provides insight into the calculation of amounts available for distribution on a per unit basis. Adjusted units eligible for distribution is used in the calculation of after-tax distributable earnings per unit.
After-tax distributable earnings is used by management as an operating measure of the earnings excluding mark-to-market gains (losses) of KKR. KKR believes this measure is useful to unitholders as it provides a supplemental measure to assess performance, excluding the impact of mark-to-market gains (losses). After-tax distributable earnings excludes certain realized investment losses to the extent unrealized losses on these investments were recognized prior to the combination with KPE on October 1, 2009. After-tax distributable earnings does not represent and is not used to calculate actual distributions under KKR’s distribution policy.
Assets under management ("AUM") represent the assets managed or advised by KKR from which KKR is entitled to receive fees or a carried interest (either currently or upon deployment of capital), general partner capital, and assets managed or advised by strategic partners in which KKR holds a minority ownership interest. We believe this measure is useful to unitholders as it provides additional insight into the capital raising activities of KKR and its strategic partners and the overall activity in their investment funds and other managed capital. KKR calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of KKR's investment funds; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which KKR is currently not earning management fees or carried interest; (iii) the fair value of investments in KKR's co-investment vehicles; (iv) the par value of outstanding CLOs (excluding CLOs wholly-owned by KKR); (v) KKR's pro-rata portion of the AUM of strategic partners in which KKR holds a minority ownership interest, and (vi) the fair value of other assets managed by KKR. The pro-rata portion of the AUM of strategic partners is calculated based on KKR’s percentage ownership interest in such entities multiplied by such entity’s respective AUM. KKR's definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds, vehicles or accounts that it manages or calculated pursuant to any regulatory definitions.
Book value is a measure of the net assets of KKR’s reportable segments and is used by management primarily in assessing the unrealized value of KKR’s investments and other assets, including carried interest. We believe this measure is useful to unitholders as it provides additional insight into the assets and liabilities of KKR excluding the assets and liabilities that are allocated to noncontrolling interest holders and to the holders of the Series A and Series B Preferred Units.
Capital invested is the aggregate amount of capital invested by (i) KKR’s investment funds, (ii) KKR's Principal Activities segment as a co-investment, if any, alongside KKR’s investment funds, and (iii) KKR's Principal Activities segment in connection with a syndication transaction conducted by KKR's Capital Markets segment, if any.  Capital invested is used as a measure of investment activity at KKR during a given period. We believe this measure is useful to unitholders as it provides a measure of capital deployment across KKR’s business segments.  Capital invested includes investments made using investment financing arrangements like credit facilities, as applicable.  Capital invested excludes (i) investments in liquid credit strategies, (ii) capital invested by KKR’s Principal Activities segment that is not a co-investment alongside KKR’s investment funds, and (iii) capital invested by KKR’s Principal Activities segment that is not invested in connection with a syndication transaction by KKR’s Capital Markets segment. Capital syndicated by KKR's Capital Markets segment to third parties other than KKR’s investment funds or Principal Activities segment is not included in capital invested.  See also syndicated capital. In the fourth quarter of 2016, the capital invested metric was changed to include capital invested by KKR's Principal Activities segment and all prior periods in this report have been adjusted.
Cash and short-term investments represent cash and liquid short-term investments in high-grade, short-duration cash management strategies used by KKR to generate additional yield on our excess liquidity and is used by management in evaluating KKR’s liquidity position. We believe this measure is useful to unitholders as it provides additional insight into KKR’s available liquidity.

Economic net income (loss) (“ENI”) is a measure of profitability for KKR’s reportable segments and is used by management as an alternative measurement of the operating and investment earnings of KKR and its business segments. We believe this measure is useful to unitholders as it provides additional insight into the overall profitability of KKR’s businesses inclusive of carried interest, incentive fees and related carry pool allocations and investment income. ENI is comprised of total segment revenues less total segment expenses and certain economic interests in KKR’s segments held by third parties. For a reconciliation of total segment revenues, total segment expenses and ENI to the most directly comparable amounts recognized under GAAP, see reconciliations at Exhibit C. Pre-tax Economic Net Income (Loss) represents Economic Net Income (Loss) after equity-based compensation. After-tax Economic Net Income (Loss) represents Economic Net Income (Loss) after equity-based compensation, provision for income taxes and preferred distributions.
Fee paying AUM ("FPAUM") represents only the AUM from which KKR receives management fees. We believe this measure is useful to unitholders as it provides additional insight into the capital base upon which KKR earns management fees. FPAUM is the sum of all of the individual fee bases that are used to calculate KKR's and its strategic partners' management fees and differs from AUM in the following respects: (i) assets and commitments from which KKR does not receive a management fee are excluded (e.g., assets and commitments with respect to which it receives only carried interest or is otherwise not currently receiving a management fee) and (ii) certain assets, primarily in its private equity funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are not impacted by changes in the fair value of underlying investments.
Investments is a term used solely for purposes of financial presentation of a portion of KKR’s balance sheet and includes majority ownership of subsidiaries that operate KKR’s asset management and broker-dealer businesses, including the general partner interests of KKR’s investment funds.
Outstanding adjusted units represents the portion of total adjusted units that would receive assets of KKR if it were to be liquidated as of a particular date. Outstanding adjusted units is used to calculate book value per outstanding adjusted unit, which we believe is useful to unitholders as it provides a measure of net assets of KKR’s reportable segments on a per unit basis.
Realized performance income compensation is the amount allocated to performance income compensation equal to 40% of the carried interest and incentive fees earned by our investment funds, and, beginning with the quarter ended September 30, 2016, includes 40% of the management fees that would have been subject to a management fee refund for investment funds that have a preferred return. Beginning with the quarter ended September 30, 2017, 43% of carried interest generated by certain recent and future funds is allocated to the carry pool instead of 40% of carried interest. The incremental 3% replaces the amount of certain management fee refunds that would have been calculated for those funds as performance income compensation. Had this change been applied during the trailing twelve months ended September 30, 2017, there would have been no material change to the total performance fee compensation reportable for such period.
Syndicated capital is generally the aggregate amount of capital in transactions originated by KKR and its investment funds and carry-yielding co-investment vehicles, which has been distributed to third parties in exchange for a fee. It does not include (i) capital invested in such transactions by KKR investment funds and carry-yielding co-investment vehicles, which is instead reported in capital invested, (ii) debt capital that is arranged as part of the acquisition financing of transactions originated by KKR investment funds and (iii) debt capital that is either underwritten or arranged on a best efforts basis. Syndicated capital is used as a measure of investment activity for KKR during a given period, and we believe that this measure is useful to unitholders as it provides additional insight into levels of syndication activity in KKR's Capital Markets segment and across KKR's investment platform.
Uncalled commitments are used as a measure of unfunded capital commitments that KKR’s investment funds and carry-paying co-investment vehicles have received from partners to contribute capital to fund future investments. We believe this measure is useful to unitholders as it provides additional insight into the amount of capital that is available to KKR’s investment funds to make future investments. Uncalled commitments are not reduced for investments completed using fund-level investment financing arrangements.

KKR
EXHIBIT A

OTHER FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)

	Quarter Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Fee Related Earnings
Management, Monitoring and Transaction Fees, Net	$355,716	$365,160	$276,561	$1,096,398	$818,582
Less: Cash Compensation and Benefits	130,621	135,522	101,967	405,578	299,756
Less: Occupancy and Related Charges	14,672	13,407	15,877	42,448	47,486
Less: Other Operating Expenses	70,517	53,069	55,123	177,084	166,542
Plus: Expenses of Principal Activities Segment	51,974	51,195	38,659	156,938	116,214
Fee Related Earnings (1)	191,880	214,357	142,253	628,226	421,012
Plus: Net Interest and Dividends	24,944	20,810	23,679	60,927	109,259
Plus: Depreciation and Amortization	3,709	3,864	4,121	11,750	11,967
Plus: Core Interest Expense	29,587	30,642	29,006	89,391	87,499
Less: Expenses of Principal Activities Segment	51,974	51,195	38,659	156,938	116,214
Fee and Yield Segment EBITDA (2)	198,146	218,478	160,400	633,356	513,523
Plus: Realized Performance Income (Loss), net	245,807	155,375	194,977	521,005	440,258
Plus: Net Realized Gains (Losses)	76,053	7,180	170,078	162,684	370,594
Total Segment EBITDA (2)	$520,006	$381,033	$525,455	$1,317,045	$1,324,375

Core Interest Expense
GAAP Interest Expense	$211,959	$198,590	$255,105	$597,403	$607,812
Less: Interest expense related to debt obligations of consolidated investment funds, CLOs and other	166,346	151,564	207,599	463,055	463,315
Segment Interest Expense	45,613	47,026	47,506	134,348	144,497
Less: Interest Expense related to debt obligations from KFN and other	16,026	16,384	18,500	44,957	56,998
Core Interest Expense (3)	$29,587	$30,642	$29,006	$89,391	$87,499

(1) Fee related earnings (“FRE”) is a measure of the operating earnings of KKR and its business segments before performance income, related performance income compensation and investment income. KKR believes this measure is useful to unitholders as it provides additional insight into the operating profitability of KKR's fee generating management companies and capital markets businesses.
(2) Fee and Yield Segment EBITDA and Total Segment EBITDA may be useful in evaluating KKR's ability to service its debt. Fee and Yield Segment EBITDA provides insight into the amount of KKR’s distributable earnings before the impact of interest expense, significant portions of which tend to be more recurring than realized performance income and realized investment income from quarter to quarter. Total Segment EBITDA represents Fee and Yield Segment EBITDA plus the addition of realized performance income and realized investment income.
(3) Core interest expense is used by management as an alternative measurement of interest expense incurred by KKR on a segment basis and excludes interest expense related to debt obligations from investment financing arrangements related to certain of KKR’s investment funds, investment vehicles and principal investments and also excludes interest expense incurred by KFN. The financing arrangements excluded from core interest expense are not direct obligations of the general partners of KKR’s private equity funds or its management companies, and in the case of debt obligations of KFN are non-recourse to KKR beyond the assets of KFN. KKR believes this measure is useful to unitholders as it provides an indication of the amount of interest expense borne by KKR excluding interest expense that is allocated to KKR’s investment funds, other noncontrolling interest holders and KFN. Additionally, we believe this measure is useful for analyzing KKR’s ability to service its debt obligations other than the debt obligations of KFN.

KKR
EXHIBIT B

KKR'S PORTION OF TOTAL UNCALLED COMMITMENTS TO ITS INVESTMENT FUNDS (UNAUDITED)
(Amounts in thousands)

Uncalled Commitments
Private Markets
Americas Fund XII	$975,000
Asian Fund III	500,000
Health Care Strategic Growth Fund	150,000
Real Estate Partners Americas II	150,000
Next Generation Technology Growth Fund	97,100
Energy Income and Growth	86,400
European Fund IV	79,800
Global Infrastructure Investors II	74,200
Real Estate Partners Europe	58,300
Real Estate Credit Opportunity Partners	45,000
Other Private Markets Vehicles	332,500
Total Private Markets Commitments	2,548,300

Public Markets
Special Situations Fund II	173,700
Lending Partners Europe	26,700
Lending Partners III	24,700
Other Public Markets Vehicles	164,000
Total Public Markets Commitments	389,100

Total Uncalled Commitments	$2,937,400

KKR
EXHIBIT C

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO KKR & CO. L.P. PER COMMON UNIT - BASIC (GAAP BASIS)
TO AFTER TAX ENI PER ADJUSTED UNIT (UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	Quarter Ended
	September 30, 2017	June 30, 2017	September 30, 2016

Net income (loss) attributable to KKR & Co. L.P. per common unit - Basic	$0.33	$0.87	$0.79
Weighted Average Common Units Outstanding - Basic	471,758,886	466,170,025	445,989,300
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	153,563	405,646	352,152
Plus: Preferred Distributions	8,341	8,341	8,201
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	115,434	305,280	284,834
Plus: Non-cash equity-based charges	78,728	87,940	61,552
Plus: Amortization of intangibles, placement fees and other, net	20,464	4,524	(48,299)
Plus: Income tax (benefit)	18,420	18,538	10,826
Economic Net Income (Loss)	394,950	830,269	669,266
Less: Equity-based compensation associated with the KKR & Co. L.P. 2010 equity incentive plan	54,921	44,976	50,270
Pre-tax Economic Net Income (Loss)	340,029	785,293	618,996
Less: Provision for income tax (benefit)	23,317	24,408	12,611
Less: Preferred Distributions	8,341	8,341	8,201
After-tax Economic Net Income (Loss)	308,371	752,544	598,184
Weighted Average Adjusted Units	848,087,704	847,650,747	837,504,674
After-tax Economic Net Income (Loss) Per Adjusted Unit	$0.36	$0.89	$0.71

	Nine Months Ended
	September 30, 2017	September 30, 2016

Net income (loss) attributable to KKR & Co. L.P. per common unit - Basic	$1.76	$0.26
Weighted Average Common Units Outstanding - Basic	463,941,084	448,149,747
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	818,552	116,103
Plus: Preferred Distributions	25,023	13,894
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	637,146	86,659
Plus: Non-cash equity-based charges	277,704	186,032
Plus: Amortization of intangibles, placement fees and other, net	57,825	(10,273)
Plus: Income tax (benefit)	77,500	18,761
Economic Net Income (Loss)	1,893,750	411,176
Less: Equity-based compensation associated with the KKR & Co. L.P. 2010 equity incentive plan	149,840	148,257
Pre-tax Economic Net Income (Loss)	1,743,910	262,919
Less: Provision for income tax (benefit)	108,050	12,617
Less: Preferred Distributions	25,023	13,894
After-tax Economic Net Income (Loss)	1,610,837	236,408
Weighted Average Adjusted Units	848,332,124	841,988,454
After-tax Economic Net Income (Loss) Per Adjusted Unit	$1.90	$0.28

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF FEES AND OTHER (GAAP BASIS) TO TOTAL SEGMENT REVENUES AND TOTAL DISTRIBUTABLE SEGMENT REVENUES (UNAUDITED)
(Amounts in thousands)
	Quarter Ended
	September 30, 2017	June 30, 2017	September 30, 2016

Fees and Other	$692,877	$931,788	$687,056
Plus: Management fees relating to consolidated funds and placement fees	54,012	52,300	49,017
Less: Fee credits relating to consolidated funds	106	2,707	417
Plus: Net realized and unrealized carried interest - consolidated funds	22,341	10,384	5,956
Plus: Total investment income (loss)	50,095	335,967	330,497
Less: Revenue earned by oil & gas producing entities	12,441	17,382	16,191
Less: Reimbursable expenses	27,506	36,076	12,064
Less: Other	9,587	9,136	12,317
Total Segment Revenues	$769,685	$1,265,138	$1,031,537
Less: Unrealized Carried Interest	(59,638)	296,719	70,351
Less: Net Unrealized Gains (Losses)	(50,902)	307,977	136,740
Total Distributable Segment Revenues	$880,225	$660,442	$824,446

	Nine Months Ended
	September 30, 2017	September 30, 2016

Fees and Other	$2,340,617	$1,426,618
Plus: Management fees relating to consolidated funds and placement fees	153,414	131,335
Less: Fee credits relating to consolidated funds	3,752	2,766
Plus: Net realized and unrealized carried interest - consolidated funds	43,782	15,581
Plus: Total investment income (loss)	684,722	(245,846)
Less: Revenue earned by oil & gas producing entities	47,096	47,977
Less: Reimbursable expenses	87,131	46,583
Less: Other	27,035	29,453
Total Segment Revenues	$3,057,521	$1,200,909
Less: Unrealized Carried Interest	377,707	(134,756)
Less: Net Unrealized Gains (Losses)	461,111	(725,699)
Total Distributable Segment Revenues	$2,218,703	$2,061,364

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF TOTAL EXPENSES (GAAP BASIS) TO TOTAL SEGMENT EXPENSES AND TOTAL DISTRIBUTABLE SEGMENT EXPENSES (UNAUDITED)
(Amounts in thousands)
	Quarter Ended
	September 30, 2017	June 30, 2017	September 30, 2016

Total Expenses	$530,247	$629,728	$511,117
Less: Equity based compensation	72,250	87,940	61,552
Less: Reimbursable expenses and placement fees	37,508	58,860	18,255
Less: Operating expenses relating to consolidated funds, CFEs and other entities	21,858	21,229	20,141
Less: Expenses incurred by oil & gas producing entities	10,725	12,924	17,782
Less: Intangible amortization	2,473	5,062	22,112
Less: Other	11,744	10,024	9,764
Total Segment Expenses	$373,689	$433,689	$361,511
Less: Unrealized Performance Income Compensation	(19,826)	119,774	29,393
Total Distributable Segment Expenses	$393,515	$313,915	$332,118

	Nine Months Ended
	September 30, 2017	September 30, 2016

Total Expenses	$1,699,989	$1,242,658
Less: Equity based compensation	271,226	186,032
Less: Reimbursable expenses and placement fees	132,491	72,887
Less: Operating expenses relating to consolidated funds, CFEs and other entities	56,517	85,093
Less: Expenses incurred by oil & gas producing entities	34,826	56,000
Less: Intangible amortization	13,901	35,640
Less: Other	31,067	19,275
Total Segment Expenses	$1,159,961	$787,731
Less: Unrealized Performance Income Compensation	157,162	(48,724)
Total Distributable Segment Expenses	$1,002,799	$836,455

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO KKR & CO. L.P. COMMON UNITHOLDERS (GAAP BASIS)
TO ECONOMIC NET INCOME (LOSS), FEE RELATED EARNINGS, FEE AND YIELD SEGMENT EBITDA, AFTER TAX DISTRIBUTABLE EARNINGS AND TOTAL SEGMENT EBITDA (UNAUDITED)
(Amounts in thousands)

	Quarter Ended
	September 30, 2017	June 30, 2017	September 30, 2016
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$153,563	$405,646	$352,152
Plus: Preferred Distributions	8,341	8,341	8,201
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	115,434	305,280	284,834
Plus: Non-cash equity-based charges	78,728	87,940	61,552
Plus: Amortization of intangibles, placement fees and other, net	20,464	4,524	(48,299)
Plus: Income tax (benefit)	18,420	18,538	10,826
Economic Net Income (Loss)	394,950	830,269	669,266
Plus: Income attributable to segment noncontrolling interests	1,046	1,180	760
Less: Total investment income (loss)	50,095	335,967	330,497
Less: Net performance income (loss)	205,995	332,320	235,935
Plus: Expenses of Principal Activities Segment	51,974	51,195	38,659
Fee Related Earnings	191,880	214,357	142,253
Plus: Net interest and dividends	24,944	20,810	23,679
Plus: Depreciation and amortization	3,709	3,864	4,121
Plus: Core interest expense	29,587	30,642	29,006
Less: Expenses of Principal Activities Segment	51,974	51,195	38,659
Fee and Yield Segment EBITDA	198,146	218,478	160,400
Less: Depreciation and amortization	3,709	3,864	4,121
Less: Core interest expense	29,587	30,642	29,006
Plus: Realized performance income (loss), net	245,807	155,375	194,977
Plus: Net realized gains (losses)	76,053	7,180	170,078
Less: Income taxes paid	12,869	15,084	21,869
Less: Preferred Distributions	8,341	8,341	8,201
Less: Income attributable to segment noncontrolling interests	1,046	1,180	760
After-tax Distributable Earnings	464,454	321,922	461,498
Plus: Depreciation and amortization	3,709	3,864	4,121
Plus: Core interest expense	29,587	30,642	29,006
Plus: Income taxes paid	12,869	15,084	21,869
Plus: Preferred Distributions	8,341	8,341	8,201
Plus: Income attributable to segment noncontrolling interests	1,046	1,180	760
Total Segment EBITDA	$520,006	$381,033	$525,455

	Nine Months Ended
	September 30, 2017	September 30, 2016
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$818,552	$116,103
Plus: Preferred Distributions	25,023	13,894
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	637,146	86,659
Plus: Non-cash equity-based charges	277,704	186,032
Plus: Amortization of intangibles, placement fees and other, net	57,825	(10,273)
Plus: Income tax (benefit)	77,500	18,761
Economic Net Income (Loss)	1,893,750	411,176
Plus: Income attributable to segment noncontrolling interests	3,810	2,002
Less: Total investment income (loss)	684,722	(245,846)
Less: Net performance income (loss)	741,550	354,226
Plus: Expenses of Principal Activities Segment	156,938	116,214
Fee Related Earnings	628,226	421,012
Plus: Net interest and dividends	60,927	109,259
Plus: Depreciation and amortization	11,750	11,967
Plus: Core interest expense	89,391	87,499
Less: Expenses of Principal Activities Segment	156,938	116,214
Fee and Yield Segment EBITDA	633,356	513,523
Less: Depreciation and amortization	11,750	11,967
Less: Core interest expense	89,391	87,499
Plus: Realized performance income (loss), net	521,005	440,258
Plus: Net realized gains (losses)	162,684	370,594
Less: Income taxes paid	54,228	71,191
Less: Preferred Distributions	25,023	13,894
Less: Income attributable to segment noncontrolling interests	3,810	2,002
After-tax Distributable Earnings	1,132,843	1,137,822
Plus: Depreciation and amortization	11,750	11,967
Plus: Core interest expense	89,391	87,499
Plus: Income taxes paid	54,228	71,191
Plus: Preferred Distributions	25,023	13,894
Plus: Income attributable to segment noncontrolling interests	3,810	2,002
Total Segment EBITDA	$1,317,045	$1,324,375

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)
TO TOTAL REPORTABLE SEGMENTS BALANCE SHEET (UNAUDITED)
September 30, 2017
(Amounts in thousands)

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)		1	2	3	4	5	TOTAL REPORTABLE SEGMENTS BALANCE SHEET

Assets
Cash and Cash Equivalents	$2,436,566	—	—	1,187,207	—	—	$3,623,773	Cash and Short-term Investments
Investments	37,251,837	(26,522,559)	(1,131,071)	(1,474,693)	—	—	8,123,514	Investments
		—	—	1,474,693	—	—	1,474,693	Unrealized Carry
Other Assets	4,617,236	(1,002,082)	—	(1,348,432)	—	(301,928)	1,964,794	Other Assets
		—	—	161,225	—	—	161,225	Corporate Real Estate
Total Assets	$44,305,639	(27,524,641)	(1,131,071)	—	—	(301,928)	$15,347,999

Liabilities and Equity
Debt Obligations	20,290,714	(17,650,947)	—	(639,767)	—	—	2,000,000	Debt Obligations - KKR (ex-KFN)
		—	—	639,767	—	—	639,767	Debt Obligations - KFN
		—	—	373,750	—	—	373,750	Preferred Shares - KFN
Other Liabilities	4,149,491	(2,245,511)	(1,131,071)	—	—	(176,830)	596,079	Other Liabilities
Total Liabilities	24,440,205	(19,896,458)	(1,131,071)	373,750	—	(176,830)	3,609,596

Redeemable Noncontrolling Interests	570,134	(570,134)	—	—	—	—

Equity
Series A Preferred Units	332,988	—	—	(332,988)	—	—
Series B Preferred Units	149,566	—	—	(149,566)	—	—
KKR & Co. L.P. Capital - Common Unitholders	6,380,654	166,480	—	(17,446)	4,812,964	(125,098)	11,217,554	Book Value
Noncontrolling Interests	12,432,092	(7,224,529)	—	(373,750)	(4,812,964)	—	20,849	Noncontrolling Interests
		—	—	500,000	—	—	500,000	Preferred Units
Total Liabilities and Equity	$44,305,639	(27,524,641)	(1,131,071)	—	—	(301,928)	$15,347,999

1	IMPACT OF CONSOLIDATION OF INVESTMENT VEHICLES AND OTHER ENTITIES
2	CARRY POOL RECLASSIFICATION
3	OTHER RECLASSIFICATIONS
4	NONCONTROLLING INTERESTS HELD BY KKR HOLDINGS L.P. AND OTHER
5	EQUITY IMPACT OF KKR MANAGEMENT HOLDINGS CORP.

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)
TO TOTAL REPORTABLE SEGMENTS BALANCE SHEET (UNAUDITED)
DECEMBER 31, 2016
(Amounts in thousands)

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)		1	2	3	4	5	TOTAL REPORTABLE SEGMENTS BALANCE SHEET

Assets
Cash and Cash Equivalents	$2,508,902	—	—	878,771	—	—	$3,387,673	Cash and Short-term Investments
Investments	31,409,765	(22,249,206)	(987,994)	(1,213,692)	—	—	6,958,873	Investments
		—	—	1,213,692	—	—	1,213,692	Unrealized Carry
Other Assets	5,084,230	(2,118,364)	—	(1,039,996)	—	(314,192)	1,611,678	Other Assets
		—	—	161,225	—	—	161,225	Corporate Real Estate
Total Assets	$39,002,897	(24,367,570)	(987,994)	—	—	(314,192)	$13,333,141

Liabilities and Equity
Debt Obligations	18,544,075	(16,145,515)	—	(398,560)	—	—	2,000,000	Debt Obligations - KKR (ex-KFN)
		—	—	398,560	—	—	398,560	Debt Obligations - KFN
		—	—	373,750	—	—	373,750	Preferred Shares - KFN
Other Liabilities	3,340,739	(1,945,039)	(987,994)	—	—	(163,030)	244,676	Other Liabilities
Total Liabilities	21,884,814	(18,090,554)	(987,994)	373,750	—	(163,030)	3,016,986

Redeemable Noncontrolling Interests	632,348	(632,348)	—	—	—	—

Equity
Series A Preferred Units	332,988	—	—	(332,988)	—	—
Series B Preferred Units	149,566	—	—	(149,566)	—	—
KKR & Co. L.P. Capital - Common Unitholders	5,457,279	118,635	—	(17,446)	4,389,285	(151,162)	9,796,591	Book Value
Noncontrolling Interests	10,545,902	(5,763,303)	—	(373,750)	(4,389,285)	—	19,564	Noncontrolling Interests
		—	—	500,000	—	—	500,000	Preferred Units
Total Liabilities and Equity	$39,002,897	(24,367,570)	(987,994)	—	—	(314,192)	$13,333,141

1	IMPACT OF CONSOLIDATION OF INVESTMENT VEHICLES AND OTHER ENTITIES
2	CARRY POOL RECLASSIFICATION
3	OTHER RECLASSIFICATIONS
4	NONCONTROLLING INTERESTS HELD BY KKR HOLDINGS L.P. AND OTHER
5	EQUITY IMPACT OF KKR MANAGEMENT HOLDINGS CORP.

KKR
EXHIBIT D

RECONCILIATION OF WEIGHTED AVERAGE GAAP COMMON UNITS OUTSTANDING (UNAUDITED)

The following table provides a reconciliation of KKR's Weighted Average GAAP Common Units Outstanding to Weighted Average Adjusted Units:

	Quarter Ended
	September 30, 2017	June 30, 2017	September 30, 2016
Weighted Average GAAP Common Units Outstanding - Basic	471,758,886	466,170,025	445,989,300
Adjustments:
Weighted Average Unvested Common Units and Other Securities (1)	35,114,291	35,007,398	33,986,375
Weighted Average GAAP Common Units Outstanding - Diluted	506,873,177	501,177,423	479,975,675
Adjustments:
Weighted Average KKR Holdings Units (2)	341,214,527	346,473,324	357,528,999
Weighted Average Adjusted Units	848,087,704	847,650,747	837,504,674

	Nine Months Ended
	September 30, 2017	September 30, 2016
Weighted Average GAAP Common Units Outstanding - Basic	463,941,084	448,149,747
Adjustments:
Weighted Average Unvested Common Units and Other Securities (1)	37,674,551	34,985,238
Weighted Average GAAP Common Units Outstanding - Diluted	501,615,635	483,134,985
Adjustments:
Weighted Average KKR Holdings Units (2)	346,716,489	358,853,469
Weighted Average Adjusted Units	848,332,124	841,988,454

RECONCILIATION OF GAAP COMMON UNITS OUTSTANDING (UNAUDITED)

The following table provides a reconciliation of KKR's GAAP Common Units Outstanding to Adjusted Units, Adjusted Units Eligible for Distribution and Outstanding Adjusted Units:

	As of
	September 30, 2017	December 31, 2016
GAAP Common Units Outstanding - Basic	473,134,387	452,380,335
Unvested Common Units and Other Securities (1)	35,104,599	42,119,756
GAAP Common Units Outstanding - Diluted	508,238,986	494,500,091
Adjustments:
KKR Holdings Units (2)	339,845,707	353,757,398
Adjusted Units	848,084,693	848,257,489
Adjustments:
Unvested Common Units	(31,116,886)	(37,519,436)
Adjusted Units Eligible for Distribution	816,967,807	810,738,053
Adjustments:
Vested Other Securities	(3,987,713)	(4,600,320)
Outstanding Adjusted Units	812,980,094	806,137,733

(1) Represents unvested equity awards granted under the Equity Incentive Plan and other securities that are exchangeable into KKR & Co. L.P common units. The issuance of common units of KKR & Co. L.P. pursuant to such equity awards or other securities dilutes KKR common unitholders and KKR Holdings pro rata in accordance with their respective percentage interests in the KKR business.
(2) Common units that may be issued by KKR & Co. L.P. upon exchange of units in KKR Holdings L.P. for KKR common units.